Exhibit 23.01

Independent Auditors’ Consent

The Board of Directors and Partners

Petro Stopping Centers, L.P. and Petro, Inc.:

We consent to the use of our report dated May 7, 2004 with respect to the balance sheets of Petro, Inc. as of December 31, 2002 and 2003 and the related statements of operations, changes in stockholders’ equity (deficit) and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2003 included herein, and to the reference to our firm under the heading “Independent Accountants” in the prospectus.

El Paso, Texas

May 9, 2004

Independent Auditors’ Consent

The Board of Directors and Partners

Petro Stopping Centers, L.P. and Petro Financial Corporation:

We consent to the use of our report dated April 23, 2004 with respect to the balance sheets of Petro Distributing, Inc. as of December 31, 2002 and 2003 included herein, and to the reference to our firm under the heading “Independent Accountants” in the prospectus.

El Paso, Texas

May 9, 2004

Independent Auditors’ Consent

The Board of Directors and Partners

Petro Stopping Centers, L.P. and Petro Holdings Financial Corporation:

We consent to the use of our report dated April 23, 2004 with respect to the balance sheets of Petro Holdings Financial Corporation as of December 31, 2002 and 2003 included herein, and to the reference to our firm under the heading “Independent Accountants” in the prospectus.

El Paso, Texas

May 9, 2004

Independent Auditors’ Consent

The Board of Directors and Partners

Petro Stopping Centers, L.P. and Petro Stopping Centers Holdings, L.P.:

We consent to the use of our report dated April 12, 2004 with respect to the consolidated balance sheets of Petro Stopping Centers Holdings, L.P. and subsidiaries as of December 31, 2002 and 2003 and the related consolidated statements of operations, changes in partners’ deficit and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2003 included herein, and to the reference to our firm under the heading “Independent Accountants” in the prospectus.

El Paso, Texas

May 9, 2004

Independent Auditors’ Consent one

The Board of Directors and Partners

Petro Stopping Centers, L.P.:

We consent to the use of our report dated March 5, 2004 with respect to the consolidated balance sheets of Petro Stopping Centers, L.P. and subsidiaries as of December 31, 2002 and 2003 and the related consolidated statements of operations, changes in partners’ capital (deficit) and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2003 included herein, and to the reference to our firm under the heading “Independent Accountants” in the prospectus.

El Paso, Texas

May 9, 2004

Independent Auditors’ Consent

The Board of Directors and Partners

Petro Stopping Centers, L.P. and Petro Financial Corporation:

We consent to the use of our report dated April 23, 2004 with respect to the balance sheets of Petro Financial Corporation as of December 31, 2002 and 2003 included herein, and to the reference to our firm under the heading “Independent Accountants” in the prospectus.

El Paso, Texas

May 9, 2004